                                                                 EXHIBIT 23.01

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated January 23, 1997 included in the Oklahoma Gas and Electric Company Form 10-K for the year ended December 31, 1996, into the previously filed Form S-3 Registration Statement No. 333-02319, Form S-3 Registration Statement No. 333-21059 and Form S-4 Registration Statement No. 33-61699.



                                         /s/Arthur Andersen LLP
                                            Arthur Andersen LLP


Oklahoma City, Oklahoma,
March 21, 1997


                                       76